UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2025, Classover Holdings, Inc. (the “Company”) entered into and consummated the transactions contemplated by an Asset Purchase Agreement (the “APA”) with an unrelated third party and its wholly-owned subsidiary (collectively, the “Seller”).  Pursuant to the APA, the Seller agreed to sell, and the Company agreed to purchase, a portfolio of intellectual property owned by the Seller (the “Purchased Assets”) which is intended to be utilized by the Company in its online enrichment class platform, which provides interactive live courses for K-12 students in the United States and around the globe.

In consideration for the Purchased Assets, the Company (a) paid $1,250,000 in cash to the Seller and (b) issued to the Seller (i) 800,000 shares (the “Shares”) of its Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 739,278 shares of Class B Common Stock.  This transaction is expected to result in an increase of approximately $7.25 million in the Company’s total assets.

In accordance with the APA, on June 30, 2025, the Seller entered into a lock-up agreement (the “Lock-Up Agreement”) with the Company, pursuant to which the Seller agreed not to transfer the Shares, the Pre-Funded Warrants, or the shares of Class B Common Stock issuable upon exercise the Pre-Funded Warrants for six months following the closing, or until December 30, 2025, subject to certain limited exceptions.

The APA contains certain representations, warranties and covenants of the parties that are customary for agreements of its type. In addition, the Seller agreed to indemnify the Company for breaches of the representations and warranties contained in the APA. The Seller also agreed that for the period ending on June 30, 2026, the Seller will not compete with the Company, solicit employees of the Company, or solicit licensors, licensees, suppliers, manufacturers, customers or clients of the Company.

The Pre-Funded Warrants expire on June 30, 2030 and have an exercise price of $0.01 per share. The Pre-Funded Warrants may be exercised on a cashless basis. The exercise price and the number of shares or other property issuable upon exercise of the Pre-Funded Warrants is subject to adjustment in certain circumstances, including for stock dividends and stock splits and combinations. In addition, a holder of the Pre-Funded Warrants will be entitled to participate in rights offerings or pro rata distributions by the Company. The Company may not enter into or be party to a Fundamental Transaction (as defined in the Pre-Funded Warrants) unless the successor entity assumes in writing all of the obligations of the Company under the Pre-Funded Warrants.

The Pre-Funded Warrants also contain a beneficial ownership limitation. The Pre-Funded Warrants will not be exercisable or exchangeable by the holder to the extent (but only to the extent) that the holder or any of its affiliates would beneficially own in excess of 4.9% of the number of shares of Class B Common Stock outstanding after giving effect to the issuance of the warrant shares, with such beneficial ownership calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The offer and sale to the Buyers of the Shares and Pre-Funded Warrants, as well as the shares of Class B Common Stock issuable upon exercise of the Pre-Funded Warrants, has been, and will be, made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).

The foregoing descriptions of the APA, the Pre-Funded Warrants and the Lock-Up Agreement are not complete and are qualified in their entirety by reference to the full text of the APA, the form of Pre-Funded Warrant and the Lock-Up Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 10.2 hereto, respectively, and are incorporated herein by reference. The APA, the form of Pre-Funded Warrant and the Lock-Up Agreement have been included to provide investors and security holders with information regarding their terms. The documents are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, may in some cases be made solely for the allocation of risk between the parties and may be subject to limitations agreed upon by the contracting parties.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

Information regarding the acquisition of the Purchased Assets set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company has determined that the acquisition does not constitute the acquisition of a business under Rule 11-01(d) of Regulation S-X because the assets acquired do not include employees, operating systems, or substantive processes required to generate revenues independently. Accordingly, the Company concluded that financial statements and pro forma financial information are not required under Rule 3-05 and Article 11 of Regulation S-X

Item 3.02 Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 7, 2025, the Company issued a press release announcing its entry into the APA and the closing of the transactions contemplated thereby. A copy of the press release is filed herewith as Exhibit 99.1.

The information furnished under Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
4.1	Form of Pre-Funded Warrant.
10.1	Form of Asset Purchase Agreement.
10.2	Form of Lock-Up Agreement.
99.1	Press release.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: July 7, 2025	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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